Exhibit 10.13


                          THE STOCK OPTION PLAN OF 2000
                          -----------------------------


A. The Board may authorize, and the Company may thereafter issue, stock options to Officers, Directors and other employees in addition to
       (i) stock options authorized by the Long-Term Incentive Plan of 1997 ("LTIP Stock Options") and (ii) stock options granted to a person, not previously employed by the Company, as a material inducement to such person's entering into an employment agreement ("Limited Employment
       Inducement Options"), such additional stock options to be known as "SOP 2000 Stock Options".

B. SOP 2000 Stock Options may be issued upon such terms and conditions as contained in the authorizing (or amending) resolution of the Board.

C. To the extent not otherwise specified in a Board resolution, SOP 2000 Stock Options will be issued upon the same terms and conditions as LTIP Stock Options.

D. No single person may be issued SOP 2000 Stock Options relating to more than 1% of the outstanding stock at the time of grant.

E. No more than 5% of the outstanding stock may be issued pursuant to exercises of options granted under the SOP 2000.

F. No other stock options will be issued while the SOP 2000 is in effect unless such options are:

         (i)     LTIP  Stock  Options;
        (ii)     Limited  Employment  Inducement  Options;
       (iii)     issued  pursuant  to  a  plan  approved  by  shareholders;  or
        (iv) issued to a person neither an employee, an Officer nor a Director under circumstances not prohibited by NYSE rules.

G. The SOP 2000 may be modified only by resolution of the Board of Directors not inconsistent with NYSE limits on the issuance of stock options by listed companies.

H. The SOP 2000 is effective January 1, 2000 and shall remain in effect until terminated by the Board of Directors.

I. As used herein, the term "Officer" has the same meaning as "officer" as defined in Rule 16a-1(f), as such rule has been promulgated under the Securities Exchange Act of 1934.

J. As used herein, the term "Director" means any member of the Company's Board of Directors who is not an employee.